UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                 October 7, 1998
--------------------------------------------------------------------------------




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                   1-3551                    25-0464690
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)




420 Boulevard of the Allies, Pittsburgh, Pennsylvania                15219
       (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code                (412) 261-3000
                                                   -----------------------------



                                      NONE
          (Former name or former address, if changed since last report)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c) A press release announcing Board of Director authorization to repurchase up to 5,600,000 shares of ERI's Common Stock is filed as Exhibit 99 to this report.




                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                EQUITABLE RESOURCES, INC.
                                                       (Registrant)


                                          By     /s/ David L. Porges
                                                     David L. Porges
                                                Senior Vice President and
                                                  Chief Financial Officer


 October 7, 1998

                                  EXHIBIT INDEX


                                                                      Sequential
Exhibit No.                 Department Description                      Page No.

       99          Press release announcing Board of                       4
                   Director authorization to repurchase up to 5,600,000 shares of ERI's Common Stock